SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 13, 2009

CLASSIC COSTUME COMPANY, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-142704	20-8317658
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1903 North Barnes Ave

Springfield Mo. 65803

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

417-866-6565

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a)

On August 13, 2009, the Registrant’s Independent Auditor, Sherb & Co., LLP, notified the Registrant that they have resigned as the Independent Auditor of the Registrant.

On August 13, 2009, the management of the Registrant engaged Jewett, Schwartz, Wolfe & Associates, located at 200 S. Park Road Suite 150, Hollywood, Florida 33021, (954) 922-5885, as its independent auditors to audit its financial statements for the fiscal year ended December 31, 2009. The decision to retain Jewett, Schwartz, Wolfe & Associates was approved by the Registrant's Board of Directors.

During the period of their engagement through August 13, 2009, there were no disagreements between Sherb & Co., LLP, and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements.

The Registrant has furnished Sherb & Co., LLP with a copy of this report and has requested them to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the resignation letter is to be attached as Exhibit 16 to this Form 8-K.

(b)

Effective August 13, 2009, Jewett, Schwartz, Wolfe & Associates, has been retained as independent auditor of Classic Costume Company, Inc., the Registrant, and was retained as independent auditor of the registrant for the fiscal year ending December 31, 2009. Prior to the engagement, Registrant did not consult with Jewett, Schwartz, Wolfe & Associates regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant’s financial statements, as well did not consult with Jewett, Schwartz, Wolfe & Associates, as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

16.1

Letter from Sherb & Co., LLP, to the Commission, concerning change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CLASSIC COSTUME COMPANY, INC.

By:	/s/ Gary Spaniak
Gary Spaniak
President

Dated: August 19, 2009

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